UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 26, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                         0-565                 99-0032630
           ------                         -----                 ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
----------------------------     ------------------------    ----------------
     of incorporation)                                      Identification No.)
     ----------------                                       -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
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Fiscal Year
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(a)   On October 26, 2006, the Board of Directors voted to amend portions of
Article II, Section 7 and Article III, Section 1 of the Company's Bylaws, both effective immediately.

      As amended, the Bylaws provide that advance notice of director nominations by shareholders (Article III, Section 1) and advance notice of presentation of business by shareholders (Article II, Section 7) be given not less than 120 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, except that if the annual meeting of shareholders is not held within 25 days before or after such anniversary date, notice by a shareholder to be timely must be given not later than the tenth day following the earlier of the day on which the notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made. Prior to the amendments, Article III, Section 1 of the Bylaws had required that advance notice be given not less than 60 days nor more than 90 days prior to such anniversary date, and Article II, Section 7 had provided that advance notice be given not less than 90 days nor more than 120 days prior to such anniversary date, except that if, in the case of both Bylaws, the annual meeting of shareholders was not held within 30 days before or after such anniversary date, notice by a shareholder to be timely had to have been given not later than the tenth day following the earlier of the day on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made.

      In addition, on October 26, 2006 the Board of Directors voted to eliminate, in its entirety and effective immediately, Article III, Section 12 of the Bylaws, which had permitted, under limited circumstances, a one-year waiver of the Board retirement age of 72.

      The Amendment to the Bylaws is filed herewith as Exhibit 3(ii) and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
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(d)   Exhibits

      3(ii) Amendment, effective October 26, 2006, to the Revised Bylaws of Alexander & Baldwin, Inc.



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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2006


                                        ALEXANDER & BALDWIN, INC.

                                        /s/ Christopher J. Benjamin
                                        ---------------------------------------
                                        Christopher J. Benjamin
                                        Senior Vice President,
                                        Chief Financial Officer and Treasurer